                                  EXHIBIT 24.2

                       CERTIFICATE OF ASSISTANT SECRETARY

     I, Darren Fulco, Secretary of Stanwich Asset Acceptance Company, L.L.C.
(the "Corporation"), organized under the laws of the State of Delaware, hereby certify that the resolutions approved and adopted by the Board of Directors of the Corporation pursuant to a Unanimous Written Consent of Directors in Lieu of
Meeting of Board of Directors dated May 2, 2005, have not been revoked, amended, supplemented, modified or superceded and are in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the
Corporation this 2nd day of May, 2005.

                                        /s/ Darren Fulco
                                        ----------------------------------------
                                        Darren Fulco
                                        Secretary

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
                     UNANIMOUS WRITTEN CONSENT OF DIRECTORS
                    IN LIEU OF MEETING OF BOARD OF DIRECTORS
                                   May 2, 2005

     The undersigned, being all the Directors of Stanwich Asset Acceptance
Company, L.L.C., a Delaware corporation (the "Corporation"), do hereby consent in writing that the following resolutions shall have the same force and effect as if adopted at a Meeting of the Board of Directors of the Corporation:

     RESOLVED, that the President, the Directors and other officers specifically authorized by the Board of Directors in writing in their capacities as such be, and they hereby are, authorized to sign on behalf of the Corporation, a
Registration Statement constituting a filing on Form S-3 with respect to the registration of up to $1,000,000 of Asset Backed Pass-Through Securities (the
"Securities") (such registration statement, in the form in which it was executed and to be filed on or about May 2, 2005, including any and all exhibits thereto is hereby called the "Registration Statement"); and the President and any other officer specifically authorized by the Board of Directors in writing (the
"Authorized Officers") or the Secretary is hereby authorized to cause the same to be filed with the Securities and Exchange Commission in accordance with the provisions of the Securities Act of 1933, as amended, and the Securities and
Exchange Commission's rules and regulations thereunder;

     RESOLVED, that the Authorized Officers be, and they hereby are, also authorized to sign on behalf of the Corporation and cause to be filed such amendments and supplements to the Registration Statement, including, without limitation, the financial statements and schedules, exhibits and forms of
Prospectus and Prospectus Supplements (the "Prospectus" and "Prospectus
Supplements," respectively) required as a part thereof, which such Authorized
Officers in their sole discretion find necessary or desirable in order to effect the registration and takedown therefrom;

     RESOLVED, that the President, with full authority to act without the others, hereby is authorized to sign the Registration Statement and any amendments to the Registration Statement on behalf of the Corporation as the principal executive officer of the Corporation;

     RESOLVED, that the Authorized Officers of the Corporation and its counsel be, and each of them, with full authorization to act without the others, hereby is, authorized to appear on behalf of the Corporation before the Securities and
Exchange Commission in connection with any matter relating to the Registration
Statement and to any amendment thereto;

     RESOLVED, that the Authorized Officers and the Directors be, and each of them, with full authority to act without the others, hereby is, authorized to execute, in the name and on behalf of the Corporation, one or more Powers of
Attorney, constituting and appointing Jon Van Gorp, Terry Schiff and Scott J.
Siegler, the attorneys-in-fact and agents of the Corporation, with full power to act without the others, to sign the Registration Statement (including any
Pre-Effective Amendment) and any and all amendments thereto, with power appropriate to affix the corporate seal of the Corporation and to attest said seal, to file the Registration Statement

(including any Pre-Effective Amendment) and each amendment so signed with all exhibits thereto with the Securities and Exchange Commission;

     RESOLVED, that the President of the Corporation, is hereby designated to act on behalf of the Corporation as the agent for service of process in connection with the Registration Statement (including any Pre-Effective
Amendment) and authorized to receive notices and communications from the
Securities and Exchange Commission in connection with the Registration Statement and any amendments thereto;

     RESOLVED, that the Authorized Officers, the Secretary or any Assistant
Secretary of the Corporation be, and each of them with full authority to act without the others, hereby is, authorized and directed in the name and on behalf of the Corporation to take any and all action that he or she may deem necessary or advisable in order to obtain a permit, register or qualify the Securities for issuance and sale or to request an exemption from registration of the
Securities, to register or obtain a license for the Corporation as a dealer or broker under the securities laws of such of the states of the United States of
America or other jurisdictions, including (but not limited to) Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers, agreements, documents and instruments as may be deemed by such officer to be useful or advisable to be filed, and that the Board of Directors hereby adopts the form of any and all resolutions required by any such state authority in connection with any such applications, reports, issuer's covenants, irrevocable consents to service of process, powers of attorney and other papers, agreements, documents and instruments if (i) in the opinion of the officer of the
Corporation so acting the adoption of such resolutions is necessary or advisable and (ii) the Secretary of the Corporation evidences such adoption by filing with this Unanimous Written Consent copies of such resolutions, which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in this
Unanimous Written Consent as part of this resolution with the same force and effect as if included herein, and that the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation take any and all further action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the
Corporation;

     RESOLVED, that it is in the best interests of the Corporation that the
Securities be qualified or registered for sale in various states, that the
Authorized Officers, the Secretary or any Assistant Secretary of the Corporation
and its counsel are authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the
Securities as said Authorized Officers, the Secretary or any Assistant Secretary
may deem advisable, that said Authorized Officers, Secretary or any Assistant
Secretary are hereby authorized to perform on behalf of the Corporation any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, and the execution by such Authorized Officers,
Secretary or any Assistant Secretary of any such paper or document or the performance by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from

the Corporation and the approval and ratification by the Corporation of the papers and documents to be executed and the action so taken;

     RESOLVED, that (i) the establishment of the trust fund for any series (a
"Series") of Securities (the "Trust Fund"), (ii) the issuance and sale of the
Securities of such Series, with such designations, original principal amounts, pass-through rates and such other terms, all substantially as set forth in the
Registration Statement, the Prospectus and Prospectus Supplement and any Private
Placement Memorandum (a "Private Placement Memorandum") relating to such Series and (iii) the conveyance to the Trust Fund of mortgage loans having approximate aggregate principal amounts equal to the aggregate principal amounts of the
Securities that constitute such Series, in return for such Securities or other good and valuable consideration, are hereby approved by the Corporation;

     RESOLVED, that (i) the proposed form and terms of the Pooling and Servicing
Agreement or Trust Agreement or any other similar or related agreement, document or instrument for any Series of Securities (together, the "Offering Documents")
(as described in the Registration Statement and the Prospectus, Prospectus
Supplement and any Private Placement Memorandum (if applicable) relating to such
Series) are hereby approved by the Corporation and (ii) the Authorized Officers be, and each of them hereby is, authorized to execute and deliver the Offering
Documents, generally in the form constituting a part of the Registration
Statement or previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

     RESOLVED, that the preparation of any Prospectus, Prospectus Supplement and any Private Placement Memorandum relating to the Securities of a Series and the use of such Prospectus Supplement and Prospectus and any Private Placement
Memorandum in connection with the sale of the Securities offered thereby is hereby approved;

     RESOLVED, that the proposed form and terms of any Bill of Sale Agreement or any similar agreement, document or instrument relating to the sale of mortgage loans by Carrington Securities, LP to the Corporation, and as described in the
Registration Statement, the Prospectus and Prospectus Supplement and any Private
Placement Memorandum (if applicable) for any Series (each, a "Bill of Sale
Agreement"), are hereby approved by the Corporation, and each of the Authorized
Officers is and shall be authorized to execute and deliver on behalf of the
Corporation any such Assignment and Assumption Agreement, generally in a form constituting part of the Registration Statement or previously executed by the
Corporation between Carrington Securities, LP and the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

     RESOLVED, that the proposed form and terms of any Underwriting Agreement or similar agreement among one or more underwriters and the Corporation, as described in the Registration Statement and any Prospectus and Prospectus
Supplement for any Series are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such Underwriting Agreement, generally in a form constituting part of the Registration Statement or previously executed by the Corporation, with such changes as any of the
Authorized Officers may deem necessary or advisable;

     RESOLVED, that the proposed form and terms of any Purchase Agreement,
Placement Agreement or similar agreement among one or more purchasers or placement agents and the Corporation, as described in the Private Placement
Memorandum for any Series, are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such Purchase Agreement or
Placement Agreement, generally in a form constituting part of the Registration
Statement or previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

     RESOLVED, that any Insurance Agreement, Letter of Credit or similar agreement for any Series, among the Corporation, the insurer and others, generally in a form constituting part of the Registration Statement or previously executed by the Corporation, are approved, and each of the Authorized
Officers is and shall be authorized to execute and deliver any such agreement, with such changes as any of the Authorized Officers may deem necessary or advisable;

     RESOLVED, that any Indemnification Agreement or similar agreement for any
Series, among the Corporation, the insurer and others, generally in a form constituting part of the Registration Statement or previously executed by the
Corporation, are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such agreement, with such changes as any of the Authorized Officers may deem necessary or advisable;

     RESOLVED, that each Authorized Officer is authorized to request the Trustee under the applicable Articles and Sections of the Offering Documents to
authenticate, or cause the Certificate Registrar to authenticate, the Securities of any Series and to deliver the same in accordance with the orders of the
Corporation;

     RESOLVED, that, upon such request, the execution of the Securities for such
Series by the Trustee under the Offering Documents and their authentication by the Trustee or the Certificate Registrar is authorized by the Corporation, and each Authorized Officer is authorized to, upon receipt of the purchase price for the Securities stated in any Underwriting Agreement, Purchase Agreement or
Placement Agreement (each an "Underwriting Agreement," "Purchase Agreement" and
"Placement Agreement," respectively) or any similar agreement to be paid to the
Corporation, deliver, or cause to be delivered, the related Securities in accordance with the terms of such agreement;

     RESOLVED, that any class or classes of Securities of any Series created and issued under any Offering Documents are hereby authorized to be sold pursuant to any Underwriting Agreement, Purchase Agreement or Placement Agreement, or any
similar agreement, generally in a form previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable, either at the time of issuance or thereafter, including for the purpose of creating a new Series of Securities;

     RESOLVED, that execution of any agreement, instrument or document by an
Authorized Officer of the Corporation pursuant to these resolutions shall constitute conclusive evidence of the approval of, and of that Authorized
Officer's authority to execute, such agreement, instrument or document;

     RESOLVED, that the Authorized Officers, the Secretary or any Assistant
Secretary of the Corporation be, and each of them hereby is, authorized to take any other action and execute and deliver any other agreements, documents and instruments, including powers of attorney, as any of the Authorized Officers, the Secretary or any Assistant Secretary deem necessary or advisable to carry out the purpose and intent of the foregoing resolutions;

     RESOLVED, that the Authorized Officers, the Secretary, any Assistant
Secretary of the Corporation or any attorney-in-fact of the Corporation be, and each of them hereby is, authorized to attest and affix the corporate seal of the
Corporation to any agreement, instrument or document executed pursuant to any of the foregoing resolutions by impressing or affixing such seal thereon or by imprinting or otherwise reproducing thereon a facsimile thereof; and

     RESOLVED, that any actions of the Board of Directors, the Authorized
Officers, the Secretary or any Assistant Secretary of the Corporation in
furtherance of the purposes of the foregoing resolutions, whether taken before or after the adoption or effectiveness of these resolutions, are hereby approved, confirmed, ratified and adopted.

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     IN WITNESS WHEREOF, the undersigned Directors have executed this Unanimous
Written as of the date first set forth below.

/s/ Bruce M. Rose                       /s/ Darren Fulco
-------------------------------------   ----------------------------------------
Bruce M. Rose                           Darren Fulco